SECOND AMENDED AND RESTATED SECURED PROMISSORY NOTE

$4,195,419                                                 New York, New York
                                                           Issued June 17, 1996
                                                           Amended and Restated
                                                           July 21, 1997

         FOR VALUE RECEIVED, DIGIMEDICS CORPORATION, a California corporation (the "Debtor"), promises to pay to the order of CONTINENTAL HEALTHCARE SYSTEMS, INC. (The "Payee"), c/o Information Handling Services Group, Inc., 15 Inverness Way East, Englewood, Colorado, or at such other place as the Payee or any holder hereof may from time to time designate in writing, the principal sum of Four Million One hundred Ninety Five Thousand Four Hundred Nineteen Dollars and 00/100 cents ($4,195,419) in lawful money of the United States, on the earlier to occur of (i) November 30, 1998 and (ii) the date of the Refinancing (as hereinafter defined) or (iii) the date of a Change of Control Event. The Debtor promises also to pay interest on the unpaid principal amount hereof in like money at said office or place from the date hereof until maturity at a rate equal to eight and one-half percent (8.50%) per annum. Any interest hereunder shall be payable in arrears on the last day of each month, commencing July 31, 1997, and at maturity. After maturity (by declaration, acceleration or otherwise). Interest on overdue principal and accrued interest shall be payable on demand at a rate ("Default Rate") equal to four percent (4%) in excess of the rate set forth above. Interest shall be calculated on the basis of a 360-day year and actual days elapsed. In no event shall the interest payable hereunder exceed the maximum amount permitted under applicable law.

         This Note is an amendment and restatement of, and is being issued in replacement and substitution for, the amended and Restated Secured Promissory Note dated October 28, 1996 by the Debtor to the Payee in the original principal amount of $5,000,000 (the "october '96 Note"), which itself was an amendment and restatement of, and was issued in replacement and substitution for, the Secured Promissory Note dated June 17, 1996 by the Debtor to the Payee in the original principal amount of $6,000,000 (the "June '96 Note;" the June '96 Note and the October '96 Note are collectively referred to as the "Original Note"). In addition to the indebtedness evidenced by this Note, this Note shall also evidence any accrued and unpaid interest on the Original Notes.

                  SECTION 1. TERMS OF PAYMENT; PURPOSE OF LOAN

         ss.1.1. Mandatory Payments. On October 31, January 31, April 30 and July 31 of each year, commencing October 31, 1997, the Debtor shall pay $150,000 to the Payee to be applied by the Payee to the unpaid principal balance of this Note.

         ss.1.2. Optional Prepayments. The Debtor may, at its option, at any time and from time to time, prepay all or any part of the principal balance of this Note, without penalty or premium, in multiples of $100,000, provided, however, that concurrently with each such prepayment the Debtor shall pay accrued interest on the principal so prepaid to the date of such prepayment; Provided, further, however, that, in addition to the foregoing, any optional prepayment made prior to November 30, 1997 shall be accompanied by a prepayment penalty equal to the amount of interest that would have been earned on the principal amount being prepaid from the date of such prepayment through November 30, 1997; no such penalty will exist for any prepayment made after November 30, 1997.

         ss.1.3. Day of Payment. Whenever any payment to be made hereunder shall become due and payable on a day which is not a Business Day (as defined below), such payment may be made on the next succeeding Business Day and, in the case of any payment of principal, such extension of time shall in such case be included in computing interest on such payment. As used herein, "Business Day" shall mean any day which is not a Saturday or Sunday and on which banks in the State of New York are not authorized or required to close. Interest on past due principal and accrued interest thereon shall be calculated as follows: The amount of principal and interest past due multiplied by the Default Rate and multiplied by a fraction, the numerator of which is the number of days such principal and interest is past due and the denominator of which is 360.

         ss.1.4. Use of Proceeds. This Note is the "Note" referred to in Section
2.04 of the Asset Purchase Agreement dated the date hereof (as amended, modified or supplemented in accordance with its terms, the "Purchase Agreement") among the Debtor, the Payee and Information Handling Services Group, Inc. and evidences part of the "Purchase Price" as therein defined.

         ss.1.5. Obligation to Pay. The Debtor shall make all payments hereunder in full without offset, reduction or deduction of any kind or amount or for any reason, including, without limitation, set off by any amounts which Debtor may claim or be entitled to claim under Section 6.02 of the Purchase Agreement.

         SECTION 2. COLLATERAL

         ss.2.1. Security Documents. This Note is secured by the following (collectively, the "Security Documents") and is entitled to the benefits thereof: (i) General Security Agreement dated June 17, 1996 by Debtor in favor of the Payee (as amended, modified or supplemented from time to time, the "Security Agreement") covering all of the asset of Debtor therein described and
(ii) Charge dated June 17, 1996 by Debtor in favor of the Payee (as amended, modified or supplemented from time to time, the "Charge") with respect to certain shares of JAC. The Debtor shall duly execute and deliver the Security Documents, all consents of third parties necessary to permit the effective granting of the Liens created in such agreements, financing statements pursuant to the Uniform Commercial Code and other documents, all in form and substance satisfactory to the Payee, as may be reasonably required by the Payee to grant to the Payee a valid, perfected and enforceable first priority Lien on and security interest in the Collateral.


         SECTION 3.  REPRESENTATIONS AND WARRANTIES

         The  Debtor   represents  and  warrants  (which   representations   and
warranties shall survive the execution and delivery of this Note) to the Payee that :

         ss.3.1. Organization; Corporate Power. The Debtor is a corporation duly organized and validly existing under the laws of the jurisdiction of its organization, has the requisite power and authority to own its property and assets and to carry on its business as now conducted and is qualified to do business in every jurisdiction where such qualification is required except where the failure to obtain such qualification would not have a Material Adverse Effect. The Debtor has the power to execute, deliver and perform its obligations under this Note and the other Loan Documents to which it is party.

         ss.3.2. Authorization. The execution, delivery and performance by the Debtor of this Note and the other Loan Documents to which it is party and the grant of security interests in the Collateral created by the Security Documents
(a) have been duly authorized by all requisite action and (b) will not (i) violate (A) any provision of law, statute, rule or regulation in any material respect or the articles or certificate of incorporation of the Debtor, (B) any order or decree of any court, or any rule, regulation or order of any other agency of government, binding upon the Debtor, (C) any material provisions of any indenture, agreement or other instrument to which the Debtor of any of its properties or assets is or may be bound, (ii) be in material conflict with, result in a breach of or constitute a default under any indenture, agreement or other instrument referred to in (b)(i)(C) above or (iii) result in the creation or imposition of any Lien (other than in favor of the Payee) upon any property or assets of the Debtor.

         ss.3.3. Governmental Approvals. No registration or filing with, or consent or approval of, or other action by, any Federal, state or other governmental agency, authority or regulatory body is or will be required on the part of the Debtor in connection with the transactions contemplated hereby, other than any which have been made or obtained.

         ss.3.4. Binding Effect. This Note and the other Loan Documents when duly executed and delivered will constitute legal, valid and binding obligations of the Debtor enforceable in accordance with their respective terms except (i) that enforceability may be subject to bankruptcy, insolvency, moratorium, reorganization and other similar laws affecting the rights of creditors generally and (ii) the remedy of specific performance and other forms of equitable relief may be subject to equitable defenses and the discretion of any court before which any proceeding therefor may be brought.

         ss.3.5. Litigation: Compliance with Laws: etc. (a) There are not any actions, suits or proceedings at law or in equity or by or before any governmental instrumentality or other agency or regulatory authority now pending or, to the knowledge of the Debtor, threatened against or affecting the Debtor and which, if adversely determined, would have a material Adverse Effect.


         (b) The Debtor is not in violation of any law, or in default with respect to any judgment, write, injunction, decree, rule or regulation of any court or governmental agency or instrumentality, which violation or default would have a Material Adverse Effect.

         ss.3.6. Federal Reserve Regulations. The Debtor is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock (as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System of the United States).

         ss.3.7. Taxes. The Debtor has filed or caused to be filed (or filed or caused to be filed extensions therefor) all Federal, state, local and foreign tax returns which are required to be filed by it on or prior to the date hereof, except tax returns in jurisdictions where the failure to file such returns would not have a Material Adverse Effect. The Debtor has paid or caused to be paid all taxes shown to be due and payable on such filed returns or on any assessments received by it other than taxes that in the aggregate are not material and which would not, if unpaid, result in the imposition of any Lien on any property or assets of the Debtor.

         ss.3.8. No Material Misstatements. Neither the most recent 10-K or 10-Q reports of the Guarantor furnished by the Debtor to the Payee contains any material misstatement of fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         ss.3.9. Investment Company Act: Public Utility Holding Company Act. The Debtor is not an "investment company" as defined in, or is otherwise subject to regulation under, the Investment Company Act of 1940. The Debtor is not a "holding company" as that term is defined in or is otherwise subject to regulation under, the Public Utility Holding Company Act of 1935.

         ss.3.10. Security Interest. The Security Documents create and grant to the Payee a legal, valid and, upon filing of UCC financing statements in the appropriate jurisdictions and the taking of the other actions contemplated by the Security Documents and taking all other actions, if any, required by applicable law, perfected first priority security interest in the Collateral, subject only to permitted Liens.

         ss.3.11.   Subsidiaries. The Debtor has no Subsidiaries other than JAC.

         ss.3.12. Title to Properties. The Debtor has good and valid title to all of its properties and assets, free and clear of any pledge, security interest, Lien or other encumbrance or claim of any kind, except in favor of the Payee and except Permitted Liens.

         SECTION 4. CONDITIONS OF LENDING

         ss.4.1. Conditions Precedent. The obligation of the Payee to make the loan evidenced by this Note shall be subject to the following conditions precedent: The Payee shall have received

         (a) the written opinion of Winthrop, Stimpson, Putnam & Roberts, counsel to the Debtor and the Guarantor, in form and substance satisfactory to Payee;

         (b) (i) copies of the certificate of incorporation and by-laws of the Loan Parties, certified as to such certificate as of a recent date by the Secretary of State or other appropriate official of the state of its organization, and (ii) such other charter documents and certificates as the payee may reasonably request;

         (c) the Security Documents and such instruments and other documents as shall be required thereunder (including, without limitation, Uniform Commercial Code financing statements), and Uniform Commercial Code searches of each of the Loan Parties;

         (d) the Guaranty, in form and substance satisfactory to it, from the Guarantor;

         (e)      copies of the Director notes and the Subordination Agreement;

         (f) evidence of compliance with the insurance provisions of the Security Documents;

         (g) executed original of the Purchase Agreement and of the Stock Purchase Agreement dated the date hereof among the parties to the Purchase Agreement, and each of the documents and instruments executed and delivered in connection therewith; and

         (h) evidence that all required third party consents, if any, to this Note and the other Loan Documents have been obtained.

         SECTION 5. AFFIRMATIVE COVENANTS

                  The Debtor covenants and agrees with the Payee that, so long as this note shall remain in effect, or the principal of or interest of this Note or any fee, expense or amount payable hereunder or with respect to this note shall be unpaid, it will:

                  ss.5.1. Existence. Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence.

                  ss.5.2. Taxes. Pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property before the same shall become delinquent or in default unless the validity or amount thereof is being contested in good faith by appropriate proceedings and the Debtor has maintained adequate reserves with respect thereto in accordance with generally accepted accounting principals.

                  ss.5.3. Litigation and Other Notices. Upon knowledge by the Debtor, give the Payee prompt written notice of the following:

         (a) the issuance by any court or governmental agency or authority of any injunction, order, decision or other restraint prohibiting, or having the effect of prohibiting, the making of the loan hereunder, or invalidating, or having the effect of invalidating, any provision of this note or any of other Loan Documents, or the initiation of any litigation or similar proceeding seeking any such injunction, order, decision or other restraint;

         (b) the filing or commencement of any action, suite or proceeding against the Debtor or any other Loan Party, whether at law or in equity or by or before any court or any Federal, state, municipal or other governmental agency or authority, which is brought by or on behalf of any governmental agency or authority, or in which injunctive or other equitable relief is sought and such relief, if obtained, would materially impair the right or ability of any Loan Party to perform its obligations under this Note or the other Loan Documents; and
                  (c) any Event of Default (as hereinafter defined) or event or condition which, with the giving of notice or lapse of time or both, would constitute an Event of Default, specifying the nature and extent thereof and the action 9if any) which is proposed to be taken with respect thereto.

         ss.5.4. Other Information. Deliver to the Payee (a) promptly upon (i) the filing thereof with the Securities and Exchange Commission, a copy of each report, notice or other filing (including, without limitation 10Q and 10K filings), with respect to the Debtor and the Guarantor and (ii) receipt thereof, all written communications received by Debtor or Guarantor from the Securities and Exchange Commission; and (b) such other information as the Payee shall reasonably request.

         SECTION 6.        NEGATIVE COVENANTS

         The Debtor covenants and agrees with the Payee that, so long as this Note shall remain in effect or the principal of or interest on this Note, any fee, expense or amount payable hereunder or with respect to this Note shall be unpaid, it will not:

         ss.6.1. Liens. Incur, create, assume or permit to exist any Lien or other encumbrance of any kind or nature on any of its property or assets including, without limitation, the Collateral, whether owned at the date hereof or hereafter acquired, except Liens created in favor of the Payee as contemplated by this Note and the Security Documents and Permitted Liens.

         ss.6.2. Indebtedness. Incur, create, assume or permit to exist any indebtedness for borrowed money other than (i) indebtedness incurred hereunder,
(ii) indebtedness to trade creditors incurred in the ordinary course of business, (iii) indebtedness pursuant to a Refinancing, (iv) unsecured indebtedness subordinated on terms reasonably acceptable to Payee the proceeds of which are used to repay the obligations under this Note, (v) purchase money indebtedness secured by Liens permitted under clause (e) of the definition Permitted Liens and (vi) indebtedness in existence of the date hereof and listed on Schedule II hereto.

         ss.6.3. Dividends and Distributions. Declare or pay, directly and indirectly, any cash dividends or make any other distribution, whether in cash, property, securities or a combination thereof, with respect to (whether by reduction of capital or otherwise) any share of its capital stock or directly or indirectly redeem, purchase, retire or otherwise acquire for value (or permit any Subsidiary to purchase or acquire) any shares of any class of its capital stock or set aside any amount for any such purpose or make any principal payment or prepayment on account of, or purchase, redeem or defease any indebtedness for borrowed money or make any payment of interest thereon (other than prepayments and payments permitted or required hereunder), or agree to do any of the foregoing, or permit any Subsidiary to do any of the foregoing or agree to do any of the foregoing.

         ss.6.4. Consolidations, Mergers and Sales of Assets. Consolidate with or merge into any other person, or sell, lease, transfer or assign to any persons or otherwise dispose of (whether in one transaction or a series of transactions) all or any part of its properties or assets (whether now owned or hereafter acquired) other than inventory sold in the ordinary course of business, or permit another person to merge into it, or acquire any stock or assets of any other person (except pursuant to the Purchase Agreement and Stock Purchase Agreement), except that any Subsidiary of the Debtor may merge with and into Debtor with Debtor as the surviving corporation.

         ss.6.5. Investments. Own, purchase or acquire any stock, obligations, assets or securities of, or any interest in, or make any capital contribution or loan or advance of money, credit or property to, any other person, or make any other investments whatsoever, in excess of $100,000 in the aggregate for all of the foregoing during the term of this Note, except that Debtor may purchase (a) certificates of deposit in dollars of any commercial banks registered to do business in any state of the United States (i) having capital and surplus in excess of $1,000,000,000 and (ii) whose long-term debt rating is at least investment grade as determined by either Standard & Poor's Corporation or Moody's Investor Service, Inc., (b) readily marketable direct obligations of the united States government or any agency thereof which are backed by the full faith and credit of the United States, (c) investments in money market mutual funds having assets in excess of $2,500,000,000, (d) commercial paper at the time of acquisition having the highest rating obtainable from either Standard & Poor's Corporation or Moody's Investor Service, Inc. and (e) federally tax exempt securities rated A or better by either Standard & Poor's Corporation or Moody's Investor Service, Inc.

         ss.6.6. Guarantees. Guarantee, endorse, become surety for, or otherwise in any way become or be responsible for the obligations of any other person, except the endorsement for collection or collections for deposit and other guarantees issued in the ordinary course of business.

         ss.6.7. Subsidiaries. Create any Subsidiaries which have a net worth at any time in excess of $5,000.

SECTION  7.  EVENTS  OF  DEFAULT; REMEDIES

         ss.7.1. Defaults. If any one or more of the following events ("Events of Default") shall occur:

         (a) If the Debtor shall default in the payment of any of the principal of or interest on this Note when due and, in the case of interest, such default shall continue for two (2) or more Business Days; or

         (b) If any Loan Party shall default in the observance or performance of any covenants or agreements contained in this Note or the other Loan Documents other than those specified in clause (a) above, and such default shall continue for 15 or more days; or

         (c) If any representation or warranty made by or on behalf of any Loan Party in this Note or any other Loan Document or in connection with any of the transactions contemplated herein shall prove to have been false or incorrect in any material respect when made; or

         (d) If any Loan Party shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a voluntary petition in bankruptcy or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file any answer admitting or not contesting the material allegations of a petition filed against it in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of any Loan Party of all or any substantial part of the properties of any Loan Party; or

         (e) If, within sixty (60) days after the commencement of an action against any Loan Party seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been dismissed or stayed or if, within sixty (60) days after the appointment, without the consent or acquiescence of any Loan Party, of any trustee, receiver, or liquidator of any Loan Party or any substantial part of any Loan Parties' properties, such appointment shall not have been vacated; or

         (f) If any order, judgment, or decree shall be entered in any proceeding against any Loan Party requiring such Loan Party to divest itself of a substantial part of its assets, or awarding a money judgment or judgments against any Loan Party aggregating more than $100,000, and if, within thirty (30) days after entry thereof, such order, judgment or decree shall not have been discharged or execution thereof stayed pending appeal; or if, within thirty (30) days after the expiration of any such stay, such judgment, order or decree shall not have been discharged; or

         (g) Default shall be made with respect to any indebtedness for borrowed money of any Loan Party in excess of $100,000 if the effect of any such default shall be to accelerate or permit the acceleration of the maturity of such indebtedness; or any amount of principal or interest in respect of such indebtedness shall not be paid when and as due (after giving effect to any period of grace specified for such payment in the instrument evidencing or governing the same); provided, however that with respect to capitalized leases, default of amounts of more than $100,000 but less than $250,000 shall not constitute a default hereunder so long as the Debtor is contesting the default under the capitalized lease in good faith and has set aside reserves therefore in accordance with generally accepted accounting principals; or

         (h) This Note or any other Loan Document shall for any reason cease to be, or shall be asserted by any Loan Party not to be, a legal, valid and binding obligation of any Loan Party, enforceable in accordance with its terms, or the security interest or Lien purported to be created by any of the Security Documents shall for any reason cease to be, or be asserted by any Loan Party not to be, a valid, first priority perfected security interest in any Collateral (except to the extent otherwise permitted under this Agreement or any of the Security Documents); then in the case of an Event of Default described in Section 3.1(d) or 3.1(e) above, the unpaid balance of this Note and all interest accrued hereon shall automatically (without any action on the part of the Payee and without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived) forthwith become due and payable, and in the case of any other Event of Default, then and in any such event, and at any time thereafter, if such or any other Event of Default shall then be continuing, the Payee may, at its option, declare this Note to be due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding. The Payee shall have all of the rights and remedies of a secured party under the Uniform Commercial Code of the State of New York, under the Uniform Commercial Code of any other state in which any Collateral may be situated and, additionally, al of the rights and remedies set forth in this Note and the other Loan Documents and in any instrument or document referred to herein or therein, and under any other applicable law relating to this Note or the Collateral.

         ss.7.2. Rights and Remedies Cumulative. No right or remedy herein conferred upon the Payee is intended to be exclusive of any other right or remedy contained herein or in any instrument or document delivered in connection with or pursuant to this Note or the other Loan Documents, and every such right or remedy contained herein and therein or now or hereafter existing at law or in equity or by statute, or otherwise.

         ss.7.3. Rights and Remedies Not Waived. No course of dealing between the Debtor and the Payee or any failure or delay on the part of the Payee in exercising any rights or remedies of the Payee and no single or partial exercise of any rights or remedies hereunder or under the other Loan Documents shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder.

         SECTION 8.  CERTAIN DEFINITIONS

         "Change of Control Event" shall be deemed to have occurred as of the time any person (for purposes of this definition only, the term "person" shall mean a "person" as defined in or for purposes of Section 13(d)(3) or Section
14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision to either of the foregoing, including any "group" acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act), together with its Associates and Affiliates (as defined in the Exchange Act) (other than the Guarantor, Subsidiaries of the Guarantor, employee benefit plans of the Guarantor or Lawrence Auriana, Jonathan H. Churchill, Roger Clark, Joseph Delario, Walter Kowsh, or Hans Utsch), (a) shall file or become obligated to file a report under or in response to Schedule 13D or 14D-1 (or any successor schedule, form or report) pursuant to the Exchange Act disclosing that such person has become the beneficial owner (as the term "beneficial owner" is defined in Rule 13d-3 under the Exchange Act, or any successor provision) of 33% or more of the total voting power of all classes of capital stock of the Guarantor having voting power for the election of directors of the Guarantor ("Voting Stock"); or (b) shall succeed in having a sufficient number of its nominees elected to the Board of Directors of the Guarantor such that such nominees so elected (whether new or continuing as director) shall constitute a majority of the Board of Directors of the Guarantor.

         "Collateral" shall mean the collateral described in the Security Documents.

         "Director   Notes"  shall  mean  the  12%  Secured  Notes  of  Mediware
Information Systems, Inc. made to the order of each of Lawrence Auriana, Joseph Delario and Peter Lerner, respectively,

in each case as in effect on the date hereof, as more specifically  described on
Schedule I to the Guaranty.

         "Guarantor" shall mean Mediware Information Systems, Inc., a New York corporation.

         "Guaranty" shall mean the Guaranty dated the date hereof by Guarantor in favor of Payee.

         "JAC" shall mean JAC Computer Services Ltd., a corporation organized in the United Kingdom.

         "Lien" shall mean, with respect to any asset, (i) any mortgage, lien, pledge, encumbrance, charge or security interest in or on such asset, (ii) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset, (iii) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities or (iv) any other right of or arrangement with any creditor to have such creditor's claim satisfied out of such assets, or the proceeds therefrom, prior to the general creditors of the owner thereof.

         "Loan Documents" shall mean this Note and any other instrument, document or agreement executed and delivered at any time and from time to time in connection herewith.

         "Loan Party" shall mean the Debtor and its Subsidiaries and the Guarantor and its Subsidiaries.

         "Material Adverse Effect" shall mean a material adverse effect on (i) the businesses, assets, operations or financial or other condition of any Loan Party, (ii) the ability of any Loan Party to perform or pay its respective obligations under this Note or under the other Loan Documents, (iii) the rights of, or benefits available to, the Payee under this Note or any of the other Loan Documents or (iv) the Payee's Lien on any portion of the Collateral.

         "Permitted Liens" shall mean such of the following as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced: (a) Liens for taxes, assessments, governmental charges and levies not yet due and payable; (b) Liens imposed by any Federal, state, local or foreign statute, law, ordinance, regulation, rule, code, order or requirement, such a materialmen's, mechanics, carriers', workmen's and repairmen's Liens and other similar Liens arising in the ordinary course of business that (i) are not overdue for a period of 30 or more days and (ii) are not in excess of the cost of the assets to which such Lien relates; (c) pledges or deposits to secure obligations under workers' compensation laws or similar legislation to secure public or statutory obligations, (d) Liens in existence on the date hereof and listed on Schedule I hereto and (e) Liens upon any equipment acquired through the purchase or lease by Debtor which are created directly in connection with such acquisition to secure or provide for the payment of any part of the purchase price of, or lease payments on, such equipment (but no other amounts and not in excess of the purchase price or lease payments), providing, that such Lien shall not aply to any other property of the Debtor.


         "Refinancing" shall mean the closing of a financing by Guarantor and/or Debtor which yields not less than $4,195,419 in proceeds net of fees and expenses.

         "Subordination Agreement" shall mean the Subordination Agreement dated June 17, 1996 among the Payee and Lawrence Auriana, Peter Lerner and Joseph Delario, each a holder of a Director Note.

         "Subsidiary" shall mean with respect to any person, the parent of such person, any corporation, association or other business entity of which securities or other ownership interests representing more than 505 of the ordinary voting power are, at the time as of which any determination is being made, owned or controlled, directly or indirectly, by the parent or one or more subsidiaries of the parent.

         SECTION 9. MISCELLANEOUS

         ss.9.1. Collection Costs. In the event the Payee or any holder of this Note shall refer this Note to an attorney for collection, the Debtor agrees to pay, in addition to unpaid principal and interest, all the costs and expenses incurred in attempting or effecting collection hereunder, including reasonable attorneys' fees, whether or not suit is instituted.

         ss.9.2. Waivers. Presentment, demand, protest or other notice of any kind, except as may be other wise specifically provided herein, are all hereby waived with respect to this Note.

         ss.9.3. Modification. No modification or waiver of any provision of this Note and no consent by the Payee to any departure therefrom by the Debtor shall be effective unless such modification or waiver shall be in writing and signed by the Payee, and the same shall then be effective only for the period and on the conditions and for the specific instances and purposes specified in such writing. No notice to or demand on the Debtor in any case shall entitle the Debtor to any other or further notice or demand in similar or other circumstances.

         ss.9.4. Expenses: Indemnity. (a) The Debtor agrees to pay all reasonable out-of-pocket expenses incurred by the Payee in connection with any amendments, modifications or waivers of the provisions hereof or of the other Loan Documents or incurred by the Payee in connection with the enforcement or protection of its rights in connection with this Note or the other Loan Documents or in connection with any pending or threatening action, proceeding, or investigation relating to the foregoing, in each case including but not limited to the reasonable fees and disbursements of counsel for the Payee. The Debtor further agrees that it shall indemnify the Payee from and hold it harmless against any documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of this Note, but not against any income or other tax attributable to the interest payable to the Payee hereunder.

         (B) The Debtor agrees to indemnify the Payee and its respective directors, officers, employees and against against, and to hold the Payee and each such person harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees and expenses, incurred by or asserted against the Payee or any such person arising out of, in any way connected with, or as a result of (i) this Note or the other Loan Documents, the performance by the parties hereto and thereto of their respective obligations hereunder and thereunder (including but not limited to the making of the loan hereunder) and consummation of the transactions contemplated hereby and thereby, or (ii) any claim, litigation, investigation or proceedings relating to any of the foregoing, whether or not the Payee or any such person is a party thereto; provided that such indemnity shall not, as to the Payee and its respective directors, officers, employees and agents, apply to any such losses, claims, damages, liabilities or related expenses to the extent that they result from the gross negligence or willful misconduct of the Payee; and , provided further, that in no event shall the Debtor be liable for any special, exemplary, punitive or consequential damages or any damages other than or in addition to actual damages.

         (c) The provisions of this Section 9.4 shall remain operative and in full force and effect regardless of the expiration of the term of this Note, the consummation of the transactions contemplated hereby, the repayment of the loan evidenced by this Note, the invalidity or unenforceability of any term or provision of this Note, or any investigation made by or on behalf of the Payee. All amounts due under this Section 9.4 shall be payable on written demand therefor.

         ss.9.5. Entire Agreement: Waiver of Jury Trial, etc. (a) This Note, the Security Documents and the Guaranty constitute the entire contract between the parties relative to the subject matter hereof. Any previous agreement among the parties with respect to the transactions contemplated herein is superseded by this Note and the other Loan Documents. Except as expressly provided herein or in the other Loan Documents, nothing in this Note or the other Loan Documents, expressed or implied, is intended to confer upon any party, other than the parties hereto, any rights, remedies, obligations or liabilities under or by reason of this Note or the other Loan Documents.

         (b) Except as prohibited by law, each party hereto hereby waives any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Note or the other Loan Documents.

    (c) Except as prohibited by law, each party hereto hereby waives any right it may have to claim or recover in any litigation referred to in paragraph
    (b) of this Section 9.5 any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages.

         (d) Each party hereto (i) certifies that neither any representative, agent or attorney of the Payee has represented, expressly or otherwise, that the Payee would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that it has been induced to enter into this Note or the other Loan Documents, as applicable, by, among other things, the mutual waivers and certifications herein.

         ss.9.6. Consent of Jurisdiction. The Debtor hereby irrevocably consents to the jurisdiction of the Courts of the State of New York and of any Federal Court located in such State in connection with any action or proceeding arising out of or relating to this Note.



         ss.9.7. Benefit of Agreement. This Note shall be binding upon the successors and assigns of the Debtor and inure to the benefit of the Payee and its successors, endorsees and assigns.

         ss.9.8. Notices. Notices, consents and other communications provided for herein shall be in writing and shall be delivered or mailed (or in the case of telegraphic communication, delivered by telex, graphic scanning or other telegraphic communications equipment, with receipt confirmed) addressed:

         (a) if to the Debtor, to Digimedics Corp., 1600 Green Hills Road, Scotts Valley, California 95066, Telecopy No. 408-438-8422,
                  Attention: Mr. Les Dace, with a copy to (i) Mediware Information Systems, Inc., 1121 Old Walt Whitman Road, Melville, New York 11747-3005, Telecopy No. 516-423-0161,
                  Attention: President, (ii) Hackmyer & Nordlicht, Olympic Tower, 645 Fifth Avenue, New York, NY 10022, Telecopy No. 212-421-0499, Attention: Ira Nordlicht, Esq. And (iii) Winthrop, Stimpson, Putnam & Roberts, One Battery Park Plaza, New York, NY 10004-1490, Telecopy No. 212-858-1500, Jonathan
                  M. Churchill, Esq.: and

         (b) if to Payee, c/o TBG Services, Inc., at 565 Fifth Avenue, New York, New York 10117, Attention: Stephen Green, Esq.

         All notices and other communications given to any party hereto in accordance with the provisions of this Note shall be deemed to have been given on the date of receipt if hand delivered or three days after being sent by registered or certified mail, postage prepaid, return receipt requested, if by mail, or upon receipt if by any telegraphic or telex communications equipment, in each case addressed to such party as provided in this Section 9.8 or in accordance with the latest unrevoked direction from such party.

         ss.9.9. New York Law. THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LOCAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED IN SUCH STATE.

                                                  DIGIMEDICS CORPORATION

                                                  By:     /s/Lawrence Auriana
                                                  ---------------------------
                                                  Name: Lawrence Auriana
                                                  Title:  Secretary